Exhibit 10.1
FOURTH LOAN MODIFICATION AND EXTENSION AGREEMENT
THIS FOURTH LOAN MODIFICATION AND EXTENSION AGREEMENT (this “Agreement”) is effective as of February 6, 2024 (the “Effective Date”), by and among KBSIII 60 SOUTH SIXTH STREET, LLC, a Delaware limited liability company (“RBC Plaza Borrower”), KBSIII PRESTON COMMONS, LLC, a Delaware limited liability company (“Preston Commons Borrower”), KBSIII STERLING PLAZA, LLC, a Delaware limited liability company (“Sterling Plaza Borrower”), KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Towers at Emeryville Borrower”), KBSIII TEN ALMADEN, LLC, a Delaware limited liability company (“Ten Almaden Borrower”), and KBSIII LEGACY TOWN CENTER, LLC, a Delaware limited liability company (“Legacy Town Center Borrower”; RBC Plaza Borrower, Preston Common Borrower, Sterling Plaza Borrower, Towers at Emeryville Borrower, Ten Almaden Borrower, and Legacy Town Center Borrower shall be hereinafter referred to, individually, as a “Borrower” and, collectively, jointly and severally, as “Borrowers”), KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (the “Guarantor,” and together with the Borrowers, the “Obligors”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the Lenders (as hereinafter defined) (the “Administrative Agent”), and each “Lender” set forth on the signature pages to this Agreement.
RECITALS:
WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Loan Agreement dated as of November 3, 2021, as amended by that certain Loan Modification and Extension Agreement dated as of November 8, 2023 and made effective as of November 3, 2023, as amended by that certain Second Loan Modification and Extension Agreement made effective as of November 17, 2023, and as amended by that certain Third Loan Modification and Extension Agreement (the “Third Modification”) executed as of December 29, 2023 and made effective as of December 22, 2023 (as amended, modified, supplemented or restated from time to time, the “Loan Agreement), by and among Administrative Agent, each of the lenders from time to time party thereto (each, a “Lender” and collectively, “Lenders”), and Borrowers, Lenders made a loan (the “Loan”) to Borrowers in the original maximum principal amount of $613,200,000;
WHEREAS, the Loan is evidenced by, among other things, one or more promissory notes executed by Borrowers and payable to the order of each Lender in the amount of each Lender’s Commitment and collectively in the maximum principal amount of the Loan (such promissory notes, as increased, extended, consolidated, amended, restated, replaced, substituted, supplemented or otherwise modified from time to time, collectively, the “Note”);
WHEREAS, pursuant to the terms of the Loan Agreement, the Loan matures on February 6, 2024;
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents (as hereinafter defined) are secured by, among other things, the Security Instruments covering certain real property and improvements thereon, more particularly described in the Security Instruments (collectively, the “Property”);
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are guaranteed by Guarantor pursuant to an Amended and Restated Guaranty Agreement dated November 3, 2021 (as amended, supplemented, modified, restated or renewed from time to time, the “Guaranty”); and
WHEREAS, Borrowers’ obligations under the Loan Agreement, the Note and the other Loan Documents are hereinafter collectively called the “Obligations;” the Note, the Security Instruments, the Loan Agreement, the Guaranty, and all other documents previously, now or hereafter executed and delivered to evidence, secure, guarantee, or in connection with, the Obligations, as the same may from time to time be renewed, extended, amended, supplemented or restated, are hereinafter collectively called the “Loan Documents;” and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Note or providing recourse to Administrative Agent and/or Lenders with respect thereto are hereinafter collectively called the “Liens.”
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers, Administrative Agent and Lenders now agree to extend the maturity date of the Loan, and to make certain other modifications to the Loan Documents, all as more specifically set forth below.
1.Recitals. The parties hereto acknowledge and agree that the recitals set forth above are true and correct and are incorporated herein by this reference; provided, however, that such recitals shall not be deemed to modify the express provisions hereinafter set forth. Capitalized terms used herein but not defined shall have the meanings given to them in the Loan Agreement.
2.Maturity Date. All of the Obligations, including (without limitation) all outstanding principal, accrued and unpaid interest, outstanding late charges, unpaid fees, and all other amounts outstanding under the Note and the other Loan Documents, shall be due and payable in full on August 6, 2024 (the “Maturity Date”). Any reference to “Maturity Date” in the Loan Agreement and other Loan Documents shall be deemed to mean August 6, 2024. Borrowers have no further options to extend the Maturity Date (and any prior extension options have been terminated).
3.Exit Fee. Borrowers shall pay to Administrative Agent, for the benefit of Lenders, an exit fee in the amount of $1,000,000 (the “Exit Fee”), which Exit Fee shall be earned on the date hereof but shall be due on the earliest to occur of (a) the Maturity Date, (b) the occurrence of a Default or (c) repayment of the Loan in full.
4.Income from Property. The second sentence of Section 4.19 of the Loan Agreement is hereby deleted and replaced with the following:
“No income derived from any Property, including any income from the Leases, shall be distributed or paid to any member, partner, shareholder or, if a Borrower is a trust, to any beneficiary or trustee. For avoidance of doubt, provided a Default has not occurred which is continuing, payment of Permitted REIT Expenses and Permitted Asset Management Fees as and when otherwise permitted by the Loan Documents shall not constitute a violation of the foregoing.”
5.No Distributions. The following is hereby added to the Loan Agreement as a new Section 5.8:
“5.8    Distributions and Redemptions. Without limiting the terms of Section 4.19, no Borrower shall declare or pay any dividends or distributions with respect to, or redeem or agree to redeem any, ownership interest in any Borrower.”
6.No Releases or Reconveyances of Properties. Notwithstanding anything to the contrary in the Loan Documents, no release or reconveyance of any Property pursuant to Section 9.31 of the Loan Agreement shall be permitted on or prior to the Maturity Date, unless approved in writing by all Lenders, in each Lender’s sole and absolute discretion.
7.Waiver of Financial Covenants; Reporting. Administrative Agent and Lenders hereby waive (i) the requirement for the Properties to maintain an Ongoing Debt Service Coverage Ratio of not less than the Minimum Required Debt Service Coverage Ratio pursuant to Section 4.22 of the Loan Agreement as of the

December 31, 2023, March 31, 2024 and June 30, 2024 Test Dates only, and (ii) the requirement for Guarantor to satisfy the Net Worth covenant in Section 18 of the Guaranty for the period between the Effective Date and August 6, 2024. Notwithstanding the foregoing, Borrowers shall continue to provide quarterly compliance certificates as and when required by Section 4.8(f) of the Loan Agreement and Guarantor shall continue to provide Guarantor Covenant Compliance Certificates as and when required by Section 4.8(b) of the Loan Agreement; provided, however, the form of such compliance certificates may be modified to take into account the waivers provided for in this Section.
8.Milestone Dates.
(a)On or prior to February 29, 2024 (the “REIT III Plan Deadline”), Borrowers shall deliver to Administrative Agent a reasonably comprehensive restructuring plan (the “Restructuring Plan”) for KBS Real Estate Investment Trust III, Inc., a Maryland corporation (“REIT III”), which Restructuring Plan shall include, without limitation, a comprehensive cash flow analysis and plan for repayment of all indebtedness (including the Loan) of REIT III and its direct and indirect subsidiaries.
(b)On or prior to March 29, 2024 (the “REIT III Engagement Deadline”), REIT III shall have engaged an investment bank for purposes of raising not less than $100,000,000 in new equity, debt or a combination of both for purposes of recapitalizing REIT III and Borrower shall have provided evidence of such engagement to Administrative Agent.
(c)On or prior to July 15, 2024 (the “REIT III Contribution Deadline”), not less than $100,000,000 in new equity, debt or a combination of both, shall have been raised by REIT III.
(d)If a Default then exists due to Borrowers’ failure to satisfy the milestone in subsection (c) above on or before the REIT III Contribution Deadline, then on or prior to July 22, 2024 (the “REIT III In-Court Implementation Deadline”), Borrowers shall deliver to Administrative Agent (i) draft documents (i.e., a plan, disclosure statement, confirmation order and other applicable ancillary documents) for the implementation of the Restructuring Plan by means of a prepackaged or otherwise consensual proceeding under chapter 11 of the United States Bankruptcy Code, and (ii) a request (including a cash flow budget for the anticipated duration of such proceeding and other applicable information) for a proposal for the Administrative Agent and the Lenders to provide debtor-in-possession financing in support of such proceeding.
(e)Failure to satisfy the applicable milestones in subsections (a), (b), (c) or (d) on or prior to the REIT III Plan Deadline, REIT III Engagement Deadline, REIT III Contribution Deadline and/or REIT III In-Court Implementation Deadline, as applicable, shall constitute an immediate Default under the Loan Agreement, without any requirement of notice or opportunity to cure. Without limiting the foregoing, if Borrowers deliver to Administrative Agent a written request for confirmation that the milestones in subsection (a), (b), (c) or (d) above have been satisfied, then within seven (7) Business Days of Administrative Agent’s receipt of such written request, Administrative Agent will confirm in a written response to Borrowers whether or not the applicable milestone has been satisfied.
(f)Administrative Agent shall promptly following its receipt thereof deliver to each Lender a copy of the Restructuring Plan.
9.Permitted REIT Expenses and Permitted Asset Management Fees. Provided a Default has not occurred which is continuing, Borrowers will be permitted to pay (a) REIT-level general and administrative costs and expenses reasonably allocated to the Properties, in an amount not to exceed $1.60 per square foot per annum, and (b) asset management fees in an amount not to exceed 0.75% of the cost basis of the Properties per annum; however, if a Default has occurred which is continuing, Borrowers shall not be permitted to, and shall not, pay (x) any REIT-level general and administrative costs or expenses or (y) asset management fees.
10.Cash Sweep – Definition of Excess Cash Flow.
(a)For avoidance of doubt, Borrowers shall continue to deliver to Administrative Agent 100% of Excess Cash Flow on the twentieth (20th) day of each month in accordance with Section 4 of the Third Modification.
(b)The definition of “Excess Cash Flow” in Section 4(d) of the Third Modification is hereby amended and restated in its entirety as follows:
“Excess Cash Flow” means, for any calendar month, an amount equal to: (a) actual gross revenues of Borrowers for such calendar month attributable to the Properties (including, without limitation, all rentals, service and other fees or charges, license fees, parking fees and other revenues and cash payments of any kind received by the Borrowers), plus (b) all amounts paid by the applicable counterparty bank to KBS REIT Properties III, LLC, a Delaware limited liability company under the Pledged Swaps, less (c) an amount equal to (i) actual operating expenses paid by Borrowers during such calendar month and attributable to the Properties, as reasonably approved by Administrative Agent (provided, that such calculation shall exclude depreciation, amortization, other non-cash items and any amounts payable to affiliates of Borrowers (other than any Permitted REIT Expenses and Permitted Asset Management Fees (as such terms are defined below)), plus (ii) principal and interest paid with respect to the Loan for such calendar month, plus (iii) so long as no Default shall have occurred which is continuing, any REIT-level general and administrative costs and expenses reasonably allocated to the Properties, in an amount not to exceed $1.60 per square foot per annum (collectively, “Permitted REIT Expenses”), plus (iv) so long as no Default shall have occurred which is continuing, asset management fees in an amount not to exceed 0.75% of the cost basis of the Properties per annum (“Permitted Asset Management Fees”), plus (v) any payments required to be made under any permitted interest rate protection agreements entered into by Borrowers.
11.Cash Sweep Collateral Account – Disbursements.
(a)Subject to satisfaction of the following requirements, Borrowers will be permitted to withdraw funds from the Cash Sweep Collateral Account (each a “Cash Sweep Disbursement”) to pay or reimburse Borrowers for (i) Approved TILC Costs, (ii) Approved Capex Costs and (iii) the Monthly Shortfall Amount:
(i)All representations and warranties in the Loan Documents remain true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which representations and warranties shall be true and correct in all respects, and excepting any changes in circumstances which would not constitute a Default);
(ii)No Default exists under the Loan Documents;
(iii)Administrative Agent shall have approved a written draw request delivered by Borrowers to Administrative Agent for the requested Cash Sweep Disbursement, which draw request shall specify the amount and purposes of such Cash Sweep Disbursement requested. Such draw requests may not be delivered more than one time per month;

(iv)Each draw request for a Monthly Shortfall Amount shall include a calculation of the Monthly Shortfall Amount in detail reasonably acceptable to Administrative Agent;
(v)Each draw request shall include Borrowers’ confirmation that (A) all representations and warranties in the Loan Documents remain true and correct in all material respects (except for these representations and warranties that are qualified by materiality, which representations and warranties shall be true and correct in all respects, and excepting any changes in circumstances which would not constitute a Default), (B) to Borrower’s actual knowledge, no Default exists under the Loan Documents, (C) to Borrower’s actual knowledge, all conditions to the applicable Cash Sweep Disbursement from the Cash Sweep Collateral Account, are satisfied and (D) each Cash Sweep Disbursement will be applied for payment of, or reimbursements of Borrowers for, the Approved TILC Costs, Approved Capex Costs and/or Monthly Shortfall Amount for which such Cash Sweep Disbursement has been requested;
(vi)Each draw request for Approved TILC Costs that are Leasing Commissions shall be accompanied by evidence reasonably satisfactory to Administrative Agent that such Leasing Commissions are then due and payable or have been properly paid, including, if required by Administrative Agent, receipts, lien waivers and/or releases from the party or parties entitled to all or any portion of such Leasing Commissions;
(vii)Each draw request for Approved TILC Costs that are Tenant Improvements or Capital Improvements shall, if required by Administrative Agent and to the extent applicable, be set forth on AIA Forms G702 and G703 or another form reasonably approved by Administrative Agent, and shall be accompanied by (A) invoices, receipts or other evidence reasonably satisfactory to Administrative Agent verifying the costs for which funds are being requested, and (B) if required by Administrative Agent, affidavits, lien waivers and/or releases from all parties who furnished materials and/or services in connection with the requested payment. At Borrowers’ election, Cash Sweep Disbursement for Approved TILC Costs under a specified Lease or Capital Improvements may be made periodically as construction progresses, subject to such retainage requirements as Administrative Agent in its reasonable judgment may impose (provided, that Administrative Agent agrees that no retainage will be required with respect to contracts that are less than $100,000). Administrative Agent may require an inspection of the applicable Property in order to verify completion of Tenant Improvements or Capital Improvements as a condition to any such Cash Sweep Disbursement. Administrative Agent shall not be obligated to allow the final Cash Sweep Disbursement for Tenant Improvements under a given Lease or the final Cash Sweep Disbursement for any Capital Improvements unless the following conditions shall have been satisfied, to the extent required by Administrative Agent:
A.Administrative Agent shall have received such evidence as Administrative Agent may reasonably require that construction has been completed in a good and workmanlike manner, in accordance with applicable requirements of all Governmental Authorities and substantially in accordance with plans and specifications reasonably satisfactory to Administrative Agent;
A.To the extent required by applicable Governmental Authorities for the use and occupancy of the applicable improvements, certificates of occupancy and other applicable permits and releases shall have been issued with respect thereto and copies thereof shall have been furnished to Administrative Agent to the extent requested by Administrative Agent;
B.A valid notice of completion shall have been recorded if required under the laws of the applicable jurisdiction; and
C.With respect to Tenant Improvements, if (i) required by the terms of the applicable Lease or (ii) if requested by Administrative Agent, Administrative Agent shall have received, from the tenant accepting the work, a tenant estoppel certificate confirming acceptance of the work; provided, however, that Administrative Agent shall not withhold funding any Cash Sweep Disbursement for Tenant Improvements if Administrative Agent has requested a tenant estoppel certificate that is not required under the terms of the applicable Lease and the applicable Borrower uses its commercially reasonable efforts to obtain such tenant estoppel but the applicable tenant fails to execute and deliver the same within thirty (30) days following said Borrower’s written request.
All conditions precedent to the Cash Sweep Disbursements are imposed hereby solely for the benefit of Administrative Agent and Lenders, and no other Person may require satisfaction of any such condition precedent or be entitled to assume that Administrative Agent will not permit Cash Sweep Disbursements in the absence of strict compliance with such conditions precedent. No Cash Sweep Disbursements shall constitute a waiver of any condition precedent to any further Cash Sweep Disbursement. No waiver by Administrative Agent or Lenders of any condition precedent or obligation shall preclude Administrative Agent from requiring such condition or obligation to be met prior to any other Cash Sweep Disbursement.
The unavailability of funds on deposit in the Cash Sweep Collateral Account shall not relieve Borrowers from their obligations to pay any amounts for which Borrowers are otherwise obligated under the Loan Documents or Leases.
For the purposes hereof, the following terms shall have the meanings indicated, unless the context otherwise requires:
“Approved Capex Costs” means (i) costs for Capital Improvements required under any Leases approved by Administrative Agent or Required Lenders in accordance with the terms of the Loan Documents, (ii) costs for Capital Improvements reasonably approved by Administrative Agent under Leases that are deemed approved in accordance with the terms of the Loan Documents, (iii) costs for Capital Improvements approved by Administrative Agent, in its sole and absolute discretion; provided, however, that Administrative Agent shall not withhold its consent unreasonably with respect to any costs for Capital Improvements referenced in this clause (iii) if such Capital Improvements are required under applicable Law or are reasonably required for health or safety purposes and (iv) costs for Specified Capital Improvements.
“Approved TILC Costs” means (a) Tenant Improvements and Leasing Commissions under Leases approved by Administrative Agent or Required Lenders in accordance with the terms of the Loan

Documents, (b) Tenant Improvements and Leasing Commissions contemplated in the Specified Leases; provided that (i) the applicable Borrower enters into such Specified Lease and (ii) upon execution thereof, the terms of such Specified Lease are consistent with the terms identified in Exhibit “Q”, and (c) Tenant Improvements and Leasing Commissions reasonably approved by Administrative Agent under Leases that are deemed approved in accordance with the terms of the Loan Documents.
“Capital Improvements” means improvements undertaken by a Borrower with respect to a Property that are required to be capitalized under GAAP and do not constitute Tenant Improvements.
“Monthly Shortfall Amount” means, for any applicable month, the amount, if any, by which Excess Cash Flow is negative.
“Specified Capital Improvements” means the Capital Improvements set forth in Exhibit “R”.
“Specified Leases” means the Leases set forth in Exhibit “Q”.
12.Capital Improvements and Tenant Improvements.
(a)Compliance with Laws; Plans and Specifications; Correction of Construction Work. Borrowers shall use commercially reasonable efforts to ensure that all of the Capital Improvements and Tenant Improvements, as applicable, are constructed in accordance with all applicable (whether present or future) Laws. Upon written request of Administrative Agent, Borrowers shall deliver to Administrative Agent copies of all plans and specifications for any Capital Improvements and Tenant Improvements, as applicable, to the extent available to Borrowers. Prior to commencing any construction of any Capital Improvements or Tenant Improvements, as applicable, the applicable plans and specifications shall be approved by all applicable Governmental Authorities and any tenant whose approval is required. Promptly following any written demand by Administrative Agent, Borrowers shall correct or cause the correction of any work that fails to comply with the requirements of this Section and any material departures or deviations from the applicable improvement plans and specifications not approved by Administrative Agent. Administrative Agent and its representatives shall have access to the Properties at all reasonable times and upon no less than twenty-four (24) hours prior notice, and shall have the right to enter the Properties and to conduct such inspections thereof at their sole cost and expense, and subject to the rights of tenants under their Leases, as they shall deem necessary or desirable for the protection of the interests of Administrative Agent and Lenders.
(b)Building Permits; Other Permits. All building, construction and other permits necessary or required in connection with the construction of any Tenant Improvements and Capital Improvements must be issued prior to the commencement of construction of any of the same. Borrowers shall pay, or cause to be paid, all required fees in connection with such permits.
13.Definitions. The following definitions are hereby added to Exhibit B of the Loan Agreement in appropriate alphabetical order:
“Pledged Swaps” means the following interest rate protection agreements:

Party	Counterparty	Trade Date	Notional Amount	Commencement	Maturity	Strike
KBS REIT Properties III, LLC	Bank of America, N.A.	11/10/22	$100,000,000	11/1/23	7/1/26	3.637%

KBS REIT Properties III, LLC	Bank of America, N.A.	12/1/22	$100,000,000	2/1/23	7/1/26	3.684%
KBS REIT Properties III, LLC	Bank of America, N.A.	7/1/22	$50,000,000	11/1/23	2/1/26	2.540%
14.Exhibit “B” – Definitions. The following defined terms are hereby added to the Exhibit B to the Loan Agreement in appropriate alphabetical order:
(a)“Fourth Modification” means the Fourth Loan Modification and Extension Agreement, dated February 6, 2024, by and among Borrowers, Guarantor, Administrative Agent and Lenders.
(b)“Permitted REIT Expenses” has the meaning given to such term in the Fourth Modification.
(c)“Permitted Asset Management Fees” has the meaning given to such term in the Fourth Modification.
15.Defaults. The following are hereby added to the Loan Agreement as new Sections 7.1(q), (r), (s) and (t) of the Loan Agreement:
“(q)    Borrowers fail to deposit “Excess Cash Flow” with Administrative Agent as and when required by the Fourth Amendment; provided, that the first time during any twelve-month period that Borrower fails to deposit “Excess Cash Flow” with Administrative Agent as and when required by the Fourth Amendment, such failure will not constitute a Default unless such failure continues for five (5) days after Borrowers’ receipt of written notice of such failure from Administrative Agent.
(r)    Any Borrower (i) violates the terms of the second sentence of Sections 4.19 of the Loan Agreement, (ii) violates the terms of Section 5.8 of the Loan Agreement or (iii) pays REIT-level general and administrative costs and expenses or asset management fees (A) in an amount in excess of the amount permitted in the Fourth Amendment or (B) at a time when such payments are precluded by the Fourth Amendment.
(s)    A written demand for payment following default is delivered to Guarantor by U.S. Bank National Association, a national banking association (“U.S. Bank”) under the terms and conditions of (i) that certain Credit Agreement, dated as of July 30, 2021 (as amended), by and among Guarantor, U.S. Bank, as administrative agent, the lenders party there to, and Bank of America, N.A., a national banking association, as joint lead arranger and syndication agent, (ii) that certain Payment Guaranty Agreement, dated as of October 17, 2018 (as amended), executed by Guarantor for the benefit of U.S. Bank, as administrative agent for itself and as a “Lender” or (iii) any other indebtedness of Guarantor where the demand made or amount guarantied is greater than $5,000,000.
(t)    Borrowers fail to comply with any of their obligations under Section 8 of the Fourth Modification.”

16.Exhibit “Q” – Approved Leases. A new Exhibit “Q” is hereby added to the Loan Agreement in the form attached hereto as Exhibit “Q”.
17.Exhibit “R” – Capital Improvement. A new Exhibit “R” is hereby added to the Loan Agreement in the form attached hereto as Exhibit “R”.
18.Conditions Precedent to Closing. The obligation of Administrative Agent and Lenders to enter into this Agreement is subject to the satisfaction of the following conditions precedent:
(a)Administrative Agent’s receipt of (i) this Agreement duly executed by Borrowers and Guarantor, and (ii) an Assignment of Interest Rate Protection Agreements with respect to the Pledged Swaps naming Bank of America, N.A., as the counterparty, duly executed by KBS REIT Properties III, LLC, and consented to by such counterparty;
(b)Borrowers shall have paid Administrative Agent, for the ratable benefit of the Lenders, a non-refundable extension fee in the amount of $901,932;
(c)Borrowers shall have deposited, or caused to have been deposited, $5,000,000 into the Cash Sweep Collateral Account, which amount shall be funded with additional equity from Guarantor; and
(d)Borrowers shall have paid Administrative Agent all fees, commissions, costs, charges, taxes and other expenses incurred by Administrative Agent and its counsel in connection with this Agreement (including, but not limited to, reasonable fees and expenses of Administrative Agent’s counsel and all recording fees, taxes and charges) for which Administrative Agent has requested payment in writing (including by email) on or prior to the date hereof.
19.Balance. As of the Effective Date, the aggregate outstanding principal balance of the Note is $601,288,000.00.
20.Borrowers’ Representations and Warranties. Each Borrower hereby reaffirms all of the representations and warranties set forth in the Loan Documents to be true, accurate and correct in all material respects as of the date of this Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute a Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement or any other Loan Document. Each Borrower further represents and warrants that as of the Effective Date (a) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) to each Borrower’s knowledge, no Default or Potential Default has occurred and is continuing; (c) each Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) there have been no material changes in formation documents of any Borrower since the inception of the Loan; (e) the execution and delivery of this Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which any Borrower is a party or by which any Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Borrower or any Property is subject; (f) this Agreement constitutes the legal, valid and binding obligations of each Borrower enforceable in accordance with its terms; (g) the execution and delivery of, and performance under, this Agreement are within each Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of any Borrower’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which any Borrower is a party or by which it is bound.
21.Release.
(a)Borrowers and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrowers and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrowers and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrowers, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Agreement and shall be binding upon Borrowers and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrowers and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.
(c)Borrowers and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrowers and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrowers and Guarantor have executed this Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
22.Course of Dealing. Administrative Agent, Lenders and Borrowers hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrowers, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrowers under any Loan Document or any amendment to any term or condition of any Loan Document. Without limiting the generality of the preceding sentence, the Obligors acknowledge and agree that the existence of the Cash Sweep Collateral Account and Borrower’s obligation to deposit funds therein at a time or at times after the Maturity Date shall not imply that the term of the Loan is or will be extended beyond the Maturity Date. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date. The Obligors will not take any action or decline to or forbear from taking any action in reliance on an extension or modification of the Maturity Date that may not occur.
23.Renewal; Lien Continuation; No Novation. Borrowers hereby reaffirm the Obligations and promise to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens. The execution and delivery of this Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
24.Default. A default under this Agreement shall constitute a default under the Note and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents. For avoidance of doubt, this Agreement is a Loan Document.
25.Miscellaneous. To the extent of any conflict between the Loan Documents and this Agreement, this Agreement shall control. Unless specifically modified hereby, all terms of the Loan Documents shall remain in full force and effect. This Agreement (a) shall bind and benefit the parties hereto and their respective heirs, beneficiaries, administrators, executors, receivers, trustees, successors and assigns; (b) shall be governed by the laws of the State of California and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
26.Reaffirmation of Guaranty; Maturity.
(a)Guarantor, by signature below as such, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, hereby consents to and joins in this Agreement and hereby declares to and agrees with Administrative Agent and Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Administrative Agent and Lenders with respect to the Obligations, as amended by this Agreement, that there are no offsets, claims, counterclaims, cross-claims or defenses of Guarantor with respect to the Guaranty nor, to Guarantor’s knowledge, with respect to the Obligations, that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Guarantor hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a Default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Lenders would not execute this Agreement or otherwise consent to its terms.
(b)Agent and Lenders hereby acknowledge and agree that any default that may have occurred under the Loan or under any Loan Document by virtue of the Loan not being repaid on the initial Maturity Date of November 3, 2023 and the extended Maturity Date of December 22, 2023 and hereby reaffirm Agent’s and Lenders’ prior waiver of such defaults. The foregoing default waiver is being done as an accommodation only on a one-time basis, and Administrative Agent and Lenders have no obligation to agree to any future or additional waivers of any defaults (and may, for example, exercise all rights and remedies under the Loan Documents if the Loan is not fully paid on or before the Maturity Date).

27.Electronic Signatures. This Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrowers and Guarantor hereby agree that as soon as reasonably possible, Borrowers and Guarantor will provide an original of this Agreement to Administrative Agent that will include the wet signatures of Borrowers and Guarantor next to any Electronic Signatures.
28.Limited Recourse Provision. Neither Administrative Agent nor any Lender shall have any recourse against, nor shall there be any personal liability to, the members, shareholders, partners, beneficial interest holders or any other entity or person in the ownership (directly or indirectly) of any Borrower with respect to the obligations of any Borrower and Guarantor under the Loan. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any Borrower’s liability or obligations under the Loan Documents, Guarantor’s liability or obligations under the Guaranty, or Administrative Agent’s and each Lender’s right to exercise any rights or remedies against any collateral securing the Loan.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement as of the day and year first hereinabove written.
ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By:    /s/ Paul Kim
Paul Kim
Senior Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

BORROWERS:
KBSIII 60 SOUTH SIXTH STREET, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

KBSIII PRESTON COMMONS, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION IX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

KBSIII STERLING PLAZA, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION VIII, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

KBSIII TOWERS AT EMERYVILLE, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XXI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

KBSIII TEN ALMADEN, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION XIX, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

KBSIII LEGACY TOWN CENTER, LLC,
a Delaware limited liability company
By:    KBSIII REIT ACQUISITION III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page – Fourth Loan Modification and Extension Agreement

LENDER(S):
BANK OF AMERICA, N.A.,
a national banking association
By:    /s/ Paul Kim
Name:    Paul Kim
Title:    Senior Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ Joshua Brinkenhoff
Name:    Joshua Brinkenhoff
Title:    Senior Credit Resolution Specialist
Signature Page – Fourth Loan Modification and Extension Agreement

U.S. BANK, NATIONAL ASSOCIATION,
A national banking association
By:    /s/ Chris Coburn
Name:    Chris Coburn
Title:    Senior Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

CAPITAL ONE, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Howard M. Guidry
Name:    Howard M. Guidry
Title:    Senior Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

PNC BANK, NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Damon Smith
Name:    Damon Smith
Title:    Senior Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

REGIONS BANK,
an Alabama banking corporation
By:    /s/ Mark A Mushinski
Name:    Mark A. Mushinski
Title:    Senior Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

ZIONS BANCORPORATION, N.A.,
DBA CALIFORNIA BANK & TRUST
By:    /s/ Sean Reilly
Name:    Sean Reilly
Title:    Vice President
Signature Page – Fourth Loan Modification and Extension Agreement

EXHIBIT “Q”
Specified Leases
[See Attached]

Schedule Q
Unsigned Leases (as of 1.31.24)

Property	Tenant Name	Suite #	Lease Start Date	Lease End Date	Sq Ft.	Months of Free Rent	Starting Rent	NNN/FSG	Rent Bumps	TI Allowance (psf)	Leasing Commission
Legacy Town Center	Susser Bank	LTC II-620	5/1/2024	9/30/2030	4,879	5	$33.00	NNN	$0.75	$75.00	$96,470
Towers at Emeryville	Wiss Janey (early renewal)	1650/1625/1655	4/25/2025	10/31/2029	17,378	6	$52.80	FSG	3.00%	$25.00	$325,838
Legacy Town Center	Helen of Troy	400	7/1/2024	4/30/2035	13,771	10	$29.00	NNN	$0.75	$64.72	$427,520
Legacy Town Center	Beacon	608	7/1/2024	10/31/2031	3,296	4	$32.00	NNN	$0.75	$80.00	$74,160
Preston	SWCF	550	8/1/2024	10/31/2029	3,038	3	$31.00	NNN	3.00%	$45.00	$53,861
Sterling	Armstrong Law (Renewal)	835	6/1/2027	1/31/2035	3,054	0	$37.30	NNN	2.50%	$30.00	$95,942
Sterling	Armstrong Law (Expansion)	825	9/1/2024	1/31/2035	2,470	5	$35.50	NNN	2.50%	$90.00	$96,616

EXHIBIT “R”
Specified Capital Improvements
[See Attached]
3831492

Property	Type	Tenant Name	Suite #	Lease Start Date	Lease End Date	Sq Ft.	Months of Free Rent	Starting Rent	NNN/FSG	Rent Bumps	TI (psf)	Total
Legacy Town Center	TI	Autodesk	600	1/1/2024	4/30/2029	3,159	4	$31.00	NNN	2.00%	$85.17	$269,054
Legacy Town Center	TI	Metroplex	675	2/1/2024	3/31/2029	4,944	2	$33.50	NNN	3.00%	$50.00	$247,200
Legacy Town Center	TI	Freeman Mathis & Gary	625	7/15/2023	11/30/2031	10,598	4	$32.00	NNN	$0.75	$9.15	$97,016
Legacy Town Center	TI	GoodLeap	200	9/1/2023	10/31/2025	9,197	2	$28.00	NNN	$1.00	$10.00	$91,970
Legacy Town Center	TI	Synopsys Inc.	500	5/1/2022	9/30/2027	6,773	5	$29.50	NNN	$0.75	$11.25	$76,196
Legacy Town Center	TI	Buttry & Brown	150	10/1/2025	3/31/2026	4,097	—	$31.25	NNN	N/A	$8.59	$35,185
Legacy Town Center	TI	American Family Life Assurance Company	250	10/1/2020	4/30/2028	4,938	7	$29.00	NNN	$0.75	$6.54	$32,305
Legacy Town Center	TI	Buttry & Brown	150	8/1/2023	9/30/2025	4,097	2	$30.50	NNN	$0.75	$7.63	$31,265
Legacy Town Center	TI	SchlegelDunn	230	2/1/2024	6/30/2029	2,153	5	$30.50	NNN	$0.75	$9.50	$20,454
Legacy Town Center	TI	Versity Investments	325/335	7/15/2021	8/31/2024	7,121	1	$29.50	NNN	3.00%	$0.85	$6,058
Preston	TI	SAO Preston, LLC	150	7/11/2023	2/28/2035	9,948	5	$43.50	NNN	2.00%	$195.00	$1,939,860
Preston	TI	Bodwell Vasek Wells Desimone LLP	682	8/1/2024	2/29/2032	4,196	7	$38.00	NNN	3.00%	$64.80	$271,899
Preston	TI	Stifel, Nicolaus & Company	650/670/680	4/1/2024	6/30/2029	6,840	3	$38.50	NNN	3.00%	$31.62	$216,276
Preston	TI	Apogee Medical Group	800	8/1/2023	2/28/2031	13,817	7	$35.50	NNN	$0.75	$12.21	$168,743
Preston	TI	Tubular Synergy Group, LP	600	7/1/2024	8/31/2027	5,974	2	$37.00	NNN	3.00%	$9.92	$59,234
Preston	TI	Dr. Maureen Jamieson and DallasBack	160	9/1/2023	10/31/2028	908	2	$38.50	NNN	3.00%	$41.94	$38,077
Preston	TI	Center for Renewed Health	160	5/1/2024	8/31/2031	1,395	4	$38.00	NNN	3.00%	$25.00	$34,875
Preston	TI	The Pickens Company	800	5/1/2023	10/31/2028	3,775	6	$30.00	NNN	$0.75	$8.37	$31,612
Preston	TI	KAD Group	430A	5/1/2024	5/31/2027	466	1	$31.00	NNN	3.00%	$7.00	$3,262
Preston	TI	Justin Moseley	150	3/1/2023	6/30/2030	2,022	4	$34.50	NNN	$0.75	$0.56	$1,129
RBC	TI	Best & Flanagan	2700	6/1/2026	10/31/2031	28,250	5	$22.50	NNN	$0.50	$19.70	$556,460
RBC	TI	Growth Operators Advisors	1150	6/1/2024	8/31/2029	5,336	3	$23.00	NNN	$0.50	$20.00	$106,720
RBC	TI	Best & Flanagan Expansion #2670	2670	6/1/2024	10/31/2031	1,597	5	$21.50	NNN	$1.00	$50.00	$79,850
RBC	TI	MJG International, LLC	3625	11/1/2022	3/31/2028	2,316	6	$21.00	NNN	$0.50	$5.16	$11,940
RBC	TI	Hedquist Restaurant Company	295	8/1/2022	7/31/2027	1,257	—	$48.00	FSG	$0.50	$2.27	$2,856
RBC	TI	Prudential Insurance Co	3710	6/1/2023	1/31/2031	4,516	7	$21.50	NNN	$0.50	$0.49	$2,218
Sterling	TI	Sterling Family Partners	1850	3/1/2024	12/31/2034	7,554	10	$34.50	NNN	$0.75	$76.92	$581,037
Sterling	TI	Maynard Nexsen PC	1200	11/1/2023	3/31/2031	7,023	5	$33.00	NNN	$0.75	$38.02	$267,024
Sterling	TI	Bosley	1150	6/1/2024	10/31/2029	6,239	5	$34.50	NNN	3.00%	$30.00	$187,170
Sterling	TI	Collins Psychiatry PLLC	970	3/1/2024	8/31/2031	1,781	3	$34.00	NNN	3.00%	$62.61	$111,507
Sterling	TI	Sovereign Resources	1675	3/1/2024	5/31/2027	3,037	3	$34.50	NNN	3.00%	$10.00	$30,370
Sterling	TI	Southside Bank	1055	11/1/2023	12/31/2028	2,237	4	$35.00	NNN	3.00%	$9.86	$22,058
Sterling	TI	Blue Race Midstream, LLC – remaining TIA	1700	11/1/2019	6/30/2030	30,447	3	$29.00	NNN	$0.75	$0.11	$3,404
Sterling	TI	Miller Phelps	1147	3/1/2023	5/31/2026	1,147	3	$33.00	NNN	$0.75	$2.50	$2,868
Sterling	TI	Wedbush	1475	1/1/2024	2/28/2027	3,785	2	$35.00	NNN	2.50%	$0.49	$1,865
Ten Almaden	TI	Market Ready Floors 14–15	1400/1500	Spec Suite.	Spec Suite	42,610	Spec Suite	Spec Suit	Spec Suite	Spec Suite	$1.45	$61,609
Towers at Emeryville	TI	T – OnPoint Analytics	850/860	11/1/2023	2/28/2030	6,983	5	$52.80	FSG	3.00%	$25.00	$174,575
Towers at Emeryville	TI	T3 – SS 200	200	Spec Suite.	Spec Suite	14,062	Spec Suite	Spec Suite	Spec Suite	Spec Suite	$9.92	$139,523
Towers at Emeryville	TI	T2 – XOMA (310)	310	8/1/2023	12/31/2028	1,620	5	$55.80	FSG	3.00%	$57.66	$93,408
Towers at Emeryville	TI	T2 – LHB Pacific Law	950	4/1/2022	8/31/2027	4,986	5	$56.40	FSG	3.00%	$13.36	$66,591
Towers at Emeryville	TI	T3 – Principle Power	950	10/1/2023	2/28/2029	3,095	5	$55.80	FSG	3.00%	$20.80	$64,387
Towers at Emeryville	TI	T3 – Summit Bank	115	11/1/2023	3/31/2029	2,213	5	$55.80	FSG	3.00%	$20.00	$44,260
Towers at Emeryville	TI	T2 – SS 210/220	220	Spec Suite.	Spec Suite	10,273	Spec Suite	Spec Suite	Spec Suite	Spec Suite	$2.18	$22,357
Towers at Emeryville	TI	T3 – Devon Self Storage 1250	1250	5/20/2022	6/30/2025	836	—	$48.00	FSG	3.00%	$6.98	$5,834
Towers at Emeryville	TI	T3 – Alzheimer’s Association	520	11/6/2023	3/31/2029	3,355	4	$55.80	FSG	3.00%	$1.42	$4,764
Preston	LC	SAO Preston LLC	150	7/11/2023	2/28/2035	9,948	5	$43.50	NNN	2.00%		$153,997
Preston	LC	KAD Group	430A	5/1/2024	5/31/2027	466	1	$31.00	NNN	3.00%		$2,108
Preston	LC	Salvino Family Interests	425	11/13/2023	12/31/2025	276	1	$31.00	NNN	3.00%		$1,227
RBC	LC	Growth Operators Advisors	1150	6/1/2024	8/31/2029	5,336	3	$23.00	NNN	$0.50		$50,684
RBC	LC	Pennington Capital	2560	5/1/2024	11/30/2025	2,360	1	$21.50	NNN	n/a		$7,965
Sterling	LC	Washburn Commercial/Blue Racer 2nd LC	1700	11/1/2019	6/30/2030	5,758	3	$29.00	NNN	$0.75		$139,593
Sterling	LC	Bosley	1150	6/1/2024	10/31/2029	6,239	5	$34.50	NNN	3.00%		$112,842
Sterling	LC	Washburn Commercial/Blue Racer 2nd LC	1600	4/1/2020	6/30/2030	5,758	3	$29.00	NNN	$0.75		$38,773
Sterling	LC	Sovereign Resources	1675	3/1/2024	5/31/2027	3,037	3	$34.50	NNN	3.00%		$32,988
Sterling	LC	Washburn Commercial/Blue Racer 2nd LC	1615	11/1/2019	6/30/2030	5,758	3	$29.00	NNN	$0.75		$27,352
Towers at Emeryville	LC	Sutter Health	1000	1/1/2024	9/30/2031	34,766	8	$54.00	FSG	3.00%		$86,915
Towers at Emeryville	LC	Principle Power	950	10/01/2023	10/1/2023	3,095	5	$55.80	FSG	3.00%		$29,016
Preston	BI	Fire Panel Replacement										$5,300
RBC	BI	Elevator Cab Renovation										$73,537
RBC	BI	38th Flr Stair Infill										$25,598
RBC	BI	Fitness Center										$6,375
RBC	BI	1st Flr & Skyway Tenant Sign Panels										$3,368
RBC	BI	Atrium Pendant Lights										$3,064
RBC	BI	Exterior Entrance Lights										$472
Sterling	BI	Bull Nose Cleanup Project										$33,600